                                                                EXHIBIT 20(b)

                    ANNUAL STATEMENTS AS TO COMPLIANCE


                          Officer's Certificate
                          ---------------------

     I, George E. Borst, President and Chief Executive Officer of Toyota Motor Credit Corporation ("TMCC"), hereby certify as follows:

     (a) a review of the activities of TMCC as Servicer under the Sale and Servicing Agreement (the "Agreement") dated October 1, 2002 among Toyota Auto Receivables 2002-C Owner Trust as Issuer, Toyota Auto Finance Receivables LLC as Seller, and U.S. Bank Trust National Association as Trustee, for the period from October 1, 2002 through March 31, 2003 and of the performance of the Servicer under the Agreement has been made under my supervision; and

     (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement throughout such period.



Date:  April 8, 2003                          /S/ GEORGE E. BORST
                                        ------------------------------------
                                                  George E. Borst
                                                   President and
                                              Chief Executive Officer

                          Officer's Certificate
                          ---------------------

     I, George E. Borst, President and Chief Executive Officer of Toyota Motor Credit Corporation ("TMCC"), Servicer under the Indenture (as defined below) hereby certify as follows:

     (a) a review of the activities of Toyota Auto Receivables 2002-C Owner Trust as Issuer ("Issuer") under the Indenture (the "Indenture") dated October 1, 2002 among the Issuer, and The Bank of New York as Indenture Trustee, for the period from October 1, 2002 through March 31, 2003 and of the performance of the Issuer under the Indenture has been made under my supervision; and

     (b) to the best of my knowledge, based on such review, the Issuer has complied with all conditions and covenants under the Indenture throughout such period.



Date:  April 8, 2003                          /S/ GEORGE E. BORST
                                        ------------------------------------
                                                  George E. Borst
                                                   President and
                                              Chief Executive Officer
                                           Toyota Motor Credit Corporation
                                                      Servicer